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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2001

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                                38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                                48083
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.           OTHER EVENTS

         As disclosed in the attached press release, on March 1, 2001, Lason announced the sale of the assets of its Fort Knox Escrow Services, Inc. subsidiary to DSI Technology Escrow Services, Inc., a subsidiary of Iron Mountain Incorporated (NYSE: IRM).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

         99.1     March 1, 2001 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2001              LASON, INC.
                                  (REGISTRANT)


                                  By:  /s/ John R. Messinger
                                      ------------------------------------------
                                      John R. Messinger, Chief Executive
                                      Officer and President


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                                  EXHIBIT INDEX

Exhibit:                                Description:


99.1                                    March 1, 2001 Press Release